DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	September 30, 2014 vs. September 30, 2013		Sep 30, 2014	Sep 30, 2013	2014 vs. 2013
EARNINGS SUMMARY
Interest Income	$1,926	$1,863	$1,833	$1,842	$1,787	$139	8%	$5,622	$5,222	$400	8%
Interest Expense	288	274	270	273	278	10	4%	832	873	(41)	(5%)
Net Interest Income	1,638	1,589	1,563	1,569	1,509	129	9%	4,790	4,349	441	10%
Discount/Interchange Revenue	599	595	519	574	550	49	9%	1,712	1,588	124	8%
Rewards Cost	304	268	265	295	274	30	11%	836	741	95	13%
Discount and Interchange Revenue, net	295	327	254	279	276	19	7%	876	847	29	3%
Protection Products Revenue	78	78	83	84	90	(12)	(13%)	239	266	(27)	(10%)
Loan Fee Income	85	80	83	85	78	7	9%	248	235	13	6%
Transaction Processing Revenue	46	46	44	46	46	0	0%	136	146	(10)	(7%)
Other Income	48	52	51	66	63	(15)	(24%)	151	252	(101)	(40%)
Total Other Income	552	583	515	560	553	(1)	(0%)	1,650	1,746	(96)	(5%)

Revenue Net of Interest Expense	2,190	2,172	2,078	2,129	2,062	128	6%	6,440	6,095	345	6%

Provision for Loan Losses	354	360	272	354	333	21	6%	986	732	254	35%

Employee Compensation and Benefits	320	301	307	297	292	28	10%	928	867	61	7%
Marketing and Business Development	182	168	169	189	174	8	5%	519	528	(9)	(2%)
Information Processing & Communications	87	87	84	89	81	6	7%	258	244	14	6%
Professional Fees	111	112	99	108	97	14	14%	322	302	20	7%
Premises and Equipment	23	22	23	22	21	2	10%	68	60	8	13%
Other Expense	104	107	102	133	118	(14)	(12%)	313	355	(42)	(12%)
Total Other Expense	827	797	784	838	783	44	6%	2,408	2,356	52	2%

Income Before Income Taxes	1,009	1,015	1,022	937	946	63	7%	3,046	3,007	39	1%
Tax Expense	365	371	391	335	353	12	3%	1,127	1,139	(12)	(1%)
Net Income	$644	$644	$631	$602	$593	$51	9%	$1,919	$1,868	$51	3%

Net Income Allocated to Common Stockholders	$630	$630	$618	$588	$579	$51	9%	$1,878	$1,826	$52	3%

Effective Tax Rate	36.2%	36.6%	38.3%	35.8%	37.3%			37.0%	37.9%

Net Interest Margin	9.78%	9.84%	9.87%	9.81%	9.64%	14	bps	9.83%	9.49%	34	bps
Operating Efficiency	37.8%	36.7%	37.7%	39.4%	38.0%	(21)	bps	37.4%	38.7%	(126)	bps
ROE	23%	23%	23%	22%	23%			23%	24%

Ending Common Shares Outstanding	455	465	468	472	479	(24)	(5%)	455	479	(24)	(5%)
Weighted Average Common Shares Outstanding	460	466	471	475	482	(22)	(5%)	466	489	(23)	(5%)
Weighted Average Common Shares Outstanding (fully diluted)	461	467	472	477	484	(23)	(5%)	467	491	(24)	(5%)

PER SHARE STATISTICS
Basic EPS	$1.37	$1.35	$1.31	$1.24	$1.20	$0.17	14%	$4.03	$3.73	$0.30	8%
Diluted EPS	$1.37	$1.35	$1.31	$1.23	$1.20	$0.17	14%	$4.02	$3.72	$0.30	8%
Common Stock Price (period end)	$64.39	$61.98	$58.19	$55.95	$50.54	$13.85	27%	$64.39	$50.54	$13.85	27%
Book Value per share	$24.82	$24.46	$23.53	$22.89	$22.14	$2.68	12%	$24.82	$22.14	$2.68	12%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	September 30, 2014 vs. September 30, 2013		Sep 30, 2014	Sep 30, 2013	2014 vs. 2013
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$981	$984	$994	$911	$918	$63	7%	$2,959	$2,953	$6	0%
Payment Services	28	31	28	26	28	0	0%	87	54	33	61%
Total	$1,009	$1,015	$1,022	$937	$946	$63	7%	$3,046	$3,007	$39	1%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	522	514	461	522	500	22	4%	1,497	1,425	72	5%
PULSE Network	1,071	1,090	1,037	1,044	1,053	18	2%	3,198	3,143	55	2%
Total	1,593	1,604	1,498	1,566	1,553	40	3%	4,695	4,568	127	3%

NETWORK VOLUME
PULSE Network	$40,636	$41,500	$41,927	$40,368	$39,458	$1,178	3%	$124,063	$119,437	$4,626	4%
Network Partners	2,185	2,617	2,381	2,613	2,507	(322)	(13%)	7,183	7,195	(12)	(0%)
Diners Club International [1]	6,777	6,733	6,527	6,826	6,549	228	3%	20,037	20,041	(4)	(0%)
Total Payment Services	49,598	50,850	50,835	49,807	48,514	1,084	2%	151,283	146,673	4,610	3%
Discover Network - Proprietary	30,577	30,342	26,547	30,622	28,880	1,697	6%	87,466	83,169	4,297	5%
Total	$80,175	$81,192	$77,382	$80,429	$77,394	$2,781	4%	$238,749	$229,842	$8,907	4%

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	September 30, 2014 vs. September 30, 2013
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$11,480	$11,254	$13,858	$11,727	$10,820	$660	6%
Total Loan Receivables	67,366	65,875	63,852	65,771	62,738	4,628	7%
Allowance for Loan Losses	(1,644)	(1,614)	(1,591)	(1,648)	(1,598)	(46)	(3%)
Net Loan Receivables	65,722	64,261	62,261	64,123	61,140	4,582	7%
Premises and Equipment, net	661	665	668	654	639	22	3%
Goodwill and Intangible Assets, net	461	463	466	469	472	(11)	(2%)
Other Assets	2,272	2,294	2,331	2,367	2,473	(201)	(8%)
Total Assets	$80,596	$78,937	$79,584	$79,340	$75,544	$5,052	7%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$28,830	$28,739	$28,711	$28,357	$28,854	($24)	(0%)
Brokered Deposits and Other Deposits	16,552	15,706	16,273	16,602	14,263	2,289	16%
Deposits	45,382	44,445	44,984	44,959	43,117	2,265	5%
Borrowings	21,057	20,177	20,306	20,614	18,789	2,268	12%
Accrued Expenses and Other Liabilities	2,856	2,934	3,273	2,958	3,036	(180)	(6%)
Total Liabilities	69,295	67,556	68,563	68,531	64,942	4,353	7%
Total Equity	11,301	11,381	11,021	10,809	10,602	699	7%
Total Liabilities and Stockholders' Equity	$80,596	$78,937	$79,584	$79,340	$75,544	$5,052	7%

BALANCE SHEET STATISTICS
Total Common Equity	$10,741	$10,821	$10,461	$10,249	$10,042	$699	7%
Total Common Equity/Total Assets	13.3%	13.7%	13.1%	12.9%	13.3%
Total Common Equity/Net Loans	16.3%	16.8%	16.8%	16.0%	16.4%

Tangible Assets	$80,135	$78,474	$79,118	$78,871	$75,072	$5,063	7%
Tangible Common Equity [1]	$10,280	$10,358	$9,995	$9,780	$9,570	$710	7%
Tangible Common Equity/Tangible Assets [1]	12.8%	13.2%	12.6%	12.4%	12.7%
Tangible Common Equity/Net Loans [1]	15.6%	16.1%	16.1%	15.3%	15.7%
Tangible Common Equity per share [1]	$22.57	$22.26	$21.34	$20.71	$19.99	$2.58	13%

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio	17.8%	18.3%	18.1%	17.4%	17.9%
Tier 1 Risk Based Capital Ratio	15.6%	16.0%	15.8%	15.2%	15.6%
Tier 1 Common Capital Ratio [2]	14.8%	15.2%	14.9%	14.3%	14.7%
Common Equity Tier 1 Capital Ratio [3]	14.7%	N/A	N/A	N/A	N/A
Tier 1 Leverage Ratio	13.7%	14.0%	13.4%	13.4%	13.7%

LIQUIDITY
Liquidity Portfolio	$10,944	$10,337	$12,141	$11,115	$10,177	$767	8%
Undrawn Credit Facilities [4]	22,877	22,964	22,284	21,500	20,987	1,890	9%
Total Liquidity	$33,821	$33,301	$34,425	$32,615	$31,164	$2,657	9%

[1] Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

[2] Tier 1 Common Capital Ratio (under Basel I) is calculated using tier 1 common capital, a non-GAAP measure. The Company believes the tier 1 common capital ratio is meaningful to investors to assess the quality and composition of the Company’s capital. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

[3]  Estimated Common Equity Tier 1 Capital Ratio (under fully phased-in Basel III rules) is calculated using estimated common equity tier 1 capital, a non-GAAP measure. The Company believes that an estimated common equity tier 1 capital ratio based on Basel III final rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under Basel III final rules to tier 1 common equity and risk weighted assets calculated under Basel I see Reconciliation of GAAP to non-GAAP Data schedule

[4] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	September 30, 2014 vs. September 30, 2013
AVERAGE BALANCES
Assets
Cash and Investment Securities	$10,742	$11,037	$11,244	$11,661	$9,732	$1,010	10%
Restricted Cash	498	563	1,768	488	438	60	14%
Credit Card Loans	53,130	51,718	51,347	50,957	50,017	3,113	6%
Private Student Loans	8,310	8,301	8,377	8,124	7,941	369	5%
Personal Loans	4,718	4,426	4,259	4,114	3,843	875	23%
Other Loans	323	283	244	248	309	14	5%
Total Loans	66,481	64,728	64,227	63,443	62,110	4,371	7%
Total Interest Earning Assets	77,721	76,328	77,239	75,592	72,280	5,441	8%
Allowance for Loan Losses	(1,625)	(1,599)	(1,678)	(1,575)	(1,564)	(61)	(4%)
Other Assets	4,289	4,253	4,271	4,405	4,352	(63)	(1%)
Total Assets	$80,385	$78,982	$79,832	$78,422	$75,068	$5,317	7%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$28,835	$28,752	$28,572	$28,592	$29,009	($174)	(1%)
Brokered Deposits and Other Deposits	15,810	15,638	16,280	15,669	13,414	2,396	18%
Total Interest-bearing Deposits	44,645	44,390	44,852	44,261	42,423	2,222	5%
Short-term Borrowings	129	113	93	114	173	(44)	(25%)
Securitized Borrowings	16,535	15,976	17,014	16,584	15,625	910	6%
Other Long-term Borrowings	4,341	3,889	3,572	3,099	2,778	1,563	56%
Total Interest-bearing Liabilities	65,650	64,368	65,531	64,058	60,999	4,651	8%
Other Liabilities & Stockholders' Equity	14,735	14,614	14,301	14,364	14,069	666	5%
Total Liabilities and Stockholders' Equity	$80,385	$78,982	$79,832	$78,422	$75,068	$5,317	7%

AVERAGE RATES
Assets
Cash and Investment Securities	0.80%	0.76%	0.75%	0.77%	0.79%	1	bps
Restricted Cash	0.09%	0.08%	0.08%	0.06%	0.09%	0	bps
Credit Card Loans	12.04%	12.10%	12.14%	12.08%	12.00%	4	bps
Private Student Loans	6.82%	6.84%	6.85%	6.63%	6.51%	31	bps
Personal Loans	12.21%	12.49%	12.54%	12.53%	12.57%	(36)	bps
Other Loans	3.83%	3.69%	3.27%	3.12%	3.43%	40	bps
Total Loans	11.36%	11.42%	11.44%	11.38%	11.29%	7	bps
Total Interest Earning Assets	9.83%	9.79%	9.62%	9.67%	9.81%	2	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	1.26%	1.27%	1.29%	1.33%	1.42%	(16)	bps
Brokered Deposits and Other Deposits	1.54%	1.54%	1.54%	1.58%	1.92%	(38)	bps
Total Interest-bearing Deposits	1.36%	1.37%	1.38%	1.42%	1.58%	(22)	bps
Short-term Borrowings	1.42%	1.60%	1.90%	2.04%	1.78%	(36)	bps
Securitized Borrowings	1.82%	1.74%	1.67%	1.65%	1.70%	12	bps
Other Long-term Borrowings	5.28%	5.54%	5.24%	5.78%	5.91%	(63)	bps
Total Interest-bearing Liabilities	1.74%	1.71%	1.67%	1.69%	1.81%	(7)	bps

Net Interest Margin	9.78%	9.84%	9.87%	9.81%	9.64%	14	bps
Net Yield on Interest-earning Assets	8.36%	8.35%	8.21%	8.23%	8.28%	8	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	September 30, 2014 vs. September 30, 2013		Sep 30, 2014	Sep 30, 2013	2014 vs. 2013
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$67,366	$65,875	$63,852	$65,771	$62,738	$4,628	7%	$67,366	$62,738	$4,628	7%
Average Loans [1,2]	$66,481	$64,728	$64,227	$63,443	$62,110	$4,371	7%	$65,154	$61,273	$3,881	6%

Interest Yield	11.36%	11.42%	11.44%	11.38%	11.29%	7	bps	11.41%	11.25%	16	bps
Gross Principal Charge-off Rate	2.63%	2.82%	2.82%	2.63%	2.66%	(3)	bps	2.75%	2.88%	(13)	bps
Gross Principal Charge-off Rate excluding PCI Loans [3]	2.79%	3.01%	3.01%	2.82%	2.86%	(7)	bps	2.93%	3.11%	(18)	bps
Net Principal Charge-off Rate	1.94%	2.08%	2.08%	1.90%	1.86%	8	bps	2.03%	2.01%	2	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	2.06%	2.22%	2.22%	2.03%	2.00%	6	bps	2.16%	2.17%	(1)	bps
Delinquency Rate (over 30 days) excluding PCI Loans [3]	1.64%	1.56%	1.65%	1.64%	1.60%	4	bps	1.64%	1.60%	4	bps
Delinquency Rate (over 90 days) excluding PCI Loans [3]	0.75%	0.73%	0.80%	0.77%	0.72%	3	bps	0.75%	0.72%	3	bps
Gross Principal Charge-off Dollars	$440	$455	$447	$421	$416	$24	6%	$1,343	$1,319	$24	2%
Net Principal Charge-off Dollars	$324	$337	$329	$304	$291	$33	11%	$990	$922	$68	7%
Net Interest and Fee Charge-off Dollars	$85	$87	$89	$82	$79	$6	8%	$261	$257	$3	1%
Loans Delinquent Over 30 Days [3]	$1,043	$964	$985	$1,010	$933	$110	12%	$1,043	$933	$110	12%
Loans Delinquent Over 90 Days [3]	$476	$451	$478	$475	$421	$55	13%	$476	$421	$55	13%

Allowance for Loan Loss (period end)	$1,644	$1,614	$1,591	$1,648	$1,598	$46	3%	$1,644	$1,598	$46	3%
Change in Loan Loss Reserves	$30	$23	($57)	$50	$42	($12)	(29%)	($4)	($190)	$186	98%
Reserve Rate	2.44%	2.45%	2.49%	2.51%	2.55%	(11)	bps	2.44%	2.55%	(11)	bps
Reserve Rate Excluding PCI Loans [3]	2.54%	2.56%	2.61%	2.63%	2.73%	(19)	bps	2.54%	2.73%	(19)	bps

CREDIT CARD LOANS
Ending Loans	$53,699	$52,742	$50,879	$53,150	$50,360	$3,339	7%	$53,699	$50,360	$3,339	7%
Average Loans	$53,130	$51,718	$51,347	$50,957	$50,017	$3,113	6%	$52,071	$49,432	$2,639	5%

Interest Yield	12.04%	12.10%	12.14%	12.08%	12.00%	4	bps	12.09%	11.97%	12	bps
Gross Principal Charge-off Rate	2.99%	3.22%	3.22%	2.98%	3.02%	(3)	bps	3.14%	3.30%	(16)	bps
Net Principal Charge-off Rate	2.16%	2.33%	2.32%	2.09%	2.05%	11	bps	2.27%	2.25%	2	bps
Delinquency Rate (over 30 days)	1.71%	1.63%	1.72%	1.72%	1.67%	4	bps	1.71%	1.67%	4	bps
Delinquency Rate (over 90 days)	0.82%	0.80%	0.87%	0.84%	0.78%	4	bps	0.82%	0.78%	4	bps
Gross Principal Charge-off Dollars	$400	$415	$408	$384	$381	$19	5%	$1,223	$1,221	$2	0%
Net Principal Charge-off Dollars	$289	$300	$294	$269	$258	$31	12%	$883	$831	$52	6%
Loans Delinquent Over 30 Days	$920	$860	$876	$912	$843	$77	9%	$920	$843	$77	9%
Loans Delinquent Over 90 Days	$440	$420	$442	$447	$395	$45	11%	$440	$395	$45	11%

Allowance for Loan Loss (period end)	$1,388	$1,359	$1,342	$1,406	$1,393	($5)	(0%)	$1,388	$1,393	($5)	(0%)
Change in Loan Loss Reserves	$29	$17	($64)	$13	$33	($4)	(12%)	($18)	($220)	$202	92%
Reserve Rate	2.58%	2.58%	2.64%	2.65%	2.77%	(19)	bps	2.58%	2.77%	(19)	bps

Total Discover Card Volume	$32,091	$31,732	$28,077	$31,755	$30,275	$1,816	6%	$91,900	$86,839	$5,061	6%
Discover Card Sales Volume	$29,609	$29,341	$25,697	$29,530	$27,989	$1,620	6%	$84,647	$80,427	$4,220	5%
Rewards Rate	1.03%	0.91%	1.03%	1.00%	0.98%	5	bps	0.99%	0.92%	7	bps

[1] Total Loans includes mortgages and other loans

[2] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[3] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	September 30, 2014 vs. September 30, 2013		Sep 30, 2014	Sep 30, 2013	2014 vs. 2013
PRIVATE STUDENT LOANS
Ending Loans	$8,494	$8,251	$8,372	$8,148	$8,125	$369	5%	$8,494	$8,125	$369	5%
Ending PCI Loans [1]	$3,788	$3,915	$4,046	$4,178	$4,303	($515)	(12%)	$3,788	$4,303	($515)	(12%)

Interest Yield	6.82%	6.84%	6.85%	6.63%	6.51%	31	bps	6.84%	6.52%	32	bps
Net Principal Charge-off Rate	0.61%	0.68%	0.67%	0.67%	0.60%	1	bps	0.65%	0.54%	11	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	1.14%	1.30%	1.31%	1.41%	1.33%	(19)	bps	1.25%	1.25%	0	bps
Delinquency Rate (over 30 days) excluding PCI Loans [2]	1.78%	1.66%	1.79%	1.66%	1.60%	18	bps	1.78%	1.60%	18	bps

Reserve Rate	1.56%	1.55%	1.45%	1.39%	1.02%	54	bps	1.56%	1.02%	54	bps
Reserve Rate excluding PCI Loans [2]	2.21%	2.29%	2.16%	2.14%	2.18%	3	bps	2.21%	2.18%	3	bps

PERSONAL LOANS
Ending Loans	$4,830	$4,579	$4,310	$4,191	$3,995	$835	21%	$4,830	$3,995	$835	21%

Interest Yield	12.21%	12.49%	12.54%	12.53%	12.57%	(36)	bps	12.41%	12.52%	(11)	bps
Net Principal Charge-off Rate	1.92%	1.95%	2.07%	2.00%	2.01%	(9)	bps	1.98%	2.18%	(20)	bps
Delinquency Rate (over 30 days)	0.75%	0.66%	0.68%	0.70%	0.65%	10	bps	0.75%	0.65%	10	bps

Reserve Rate	2.23%	2.37%	2.52%	2.67%	2.66%	(43)	bps	2.23%	2.66%	(43)	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	September 30, 2014 vs. September 30, 2013		Sep 30, 2014	Sep 30, 2013	2014 vs. 2013
DIRECT BANKING
Interest Income	$1,926	$1,863	$1,833	$1,842	$1,787	$139	8%	$5,622	$5,222	$400	8%
Interest Expense	288	274	270	273	278	10	4%	832	873	(41)	(5%)
Net Interest Income	1,638	1,589	1,563	1,569	1,509	129	9%	4,790	4,349	441	10%
Other Income	475	503	436	475	475	0	0%	1,414	1,501	(87)	(6%)
Revenue Net of Interest Expense	2,113	2,092	1,999	2,044	1,984	129	7%	6,204	5,850	354	6%
Provision for Loan Losses	356	360	270	352	333	23	7%	986	717	269	38%
Total Other Expense	776	748	735	781	733	43	6%	2,259	2,180	79	4%
Income Before Income Taxes	$981	$984	$994	$911	$918	$63	7%	$2,959	$2,953	$6	0%

Net Interest Margin	9.79%	9.85%	9.88%	9.82%	9.65%	14	bps	9.84%	9.49%	35	bps
Pretax Return on Loan Receivables	5.86%	6.10%	6.29%	5.70%	5.88%	(2)	bps	6.08%	6.45%	(37)	bps

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Other Income	77	80	79	85	78	(1)	(1%)	236	245	(9)	(4%)
Revenue Net of Interest Expense	77	80	79	85	78	(1)	(1%)	236	245	(9)	(4%)
Provision for Loan Losses	(2)	—	2	2	—	(2)	NM	—	15	(15)	(100%)
Total Other Expense	51	49	49	57	50	1	2%	149	176	(27)	(15%)
Income Before Income Taxes	$28	$31	$28	$26	$28	$0	0%	$87	$54	$33	61%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding

Common Equity Tier 1 Capital Ratio is calculated under fully phased-in Basel III rules, and represents estimated common equity tier 1 capital divided by estimated risk weighted assets. The estimated Common Equity Tier 1 Capital Ratio is a non-GAAP measure. The Company believes that an estimated Common Equity Tier 1 Capital Ratio based on Basel III final rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For corresponding reconciliation of estimated common equity tier 1 capital and risk weighted assets calculated under Basel III final rules to tier 1 common equity and risk weighted assets calculated under Basel I, see Reconciliation of GAAP to Non-GAAP Data schedule

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate)

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate)

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Effective Tax Rate represents tax expense divided by income before income taxes

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period

Operating Efficiency represents total other expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. To be considered "well-capitalized," total risk-based, tier 1 risk-based, and tier 1 leverage ratios of 10%, 6% and 5% respectively must be maintained. Regulatory capital ratios are calculated under Basel I. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. Tier 1 Common Capital Ratio represents tier 1 common capital, a non-GAAP measure, divided by risk-weighted assets. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule

Reserve Rate represents the allowance for loan losses divided by total loans

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents rewards cost divided by Discover Card sales volume

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
GAAP total common equity	$10,741	$10,821	$10,461	$10,249	$10,042
Less: Goodwill	(284)	(284)	(284)	(284)	(284)
Less: Intangibles	(177)	(179)	(182)	(185)	(188)
Tangible common equity [1]	$10,280	$10,358	$9,995	$9,780	$9,570
Effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital	70	73	71	69	110
Total tier 1 common capital (Basel I) [2]	$10,350	$10,431	$10,066	$9,849	$9,680
Add: Adjustments related to capital components [3]	21	N/A	N/A	N/A	N/A
Common equity Tier 1 capital (Basel III final rule)	$10,371	N/A	N/A	N/A	N/A

Risk weighted assets (Basel I)	$70,132	$68,755	$67,365	$68,649	$65,741
Risk weighted assets (Basel III final rule) [4]	$70,560	N/A	N/A	N/A	N/A
Tier 1 common capital ratio (Basel I) [5]	14.8%	15.2%	14.9%	14.3%	14.7%
Common equity Tier 1 capital ratio (Basel III final rule) [6]	14.7%	N/A	N/A	N/A	N/A

GAAP book value per share	$24.82	$24.46	$23.53	$22.89	$22.14
Less: Goodwill	(0.62)	(0.62)	(0.60)	(0.60)	(0.59)
Less: Intangibles	(0.39)	(0.38)	(0.39)	(0.39)	(0.39)
Less: Preferred Stock	(1.23)	(1.20)	(1.20)	(1.19)	(1.17)
Tangible common equity per share	$22.58	$22.26	$21.34	$20.71	$19.99

[1] Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the company

[2] Tier 1 common capital, a non-GAAP financial measure, represents common equity and the effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital, less goodwill and intangibles. A reconciliation of tier 1 common capital to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use tier 1 common capital and definitions may vary, so we advise users of this information to exercise caution in comparing tier 1 common capital of different companies. Tier 1 common capital is included to support the tier 1 common capital ratio which is meaningful to investors to assess the quality and composition of the Company’s capital

[3] Adjustments related to capital components include deferred tax liabilities related to intangible assets and deduction for deferred tax assets

[4] Key differences under fully phased-in Basel III rules in the calculation of risk-weighted assets compared to Basel I include higher risk weighting for past due loans and unfunded commitments

[5] Tier 1 common capital ratio is calculated using tier 1 common capital (Basel I), a non-GAAP measure, divided by risk weighted assets (Basel I)

[6]  Estimated common equity tier 1 capital ratio is calculated using estimated common equity tier 1 capital (under fully phased-in Basel III rules), a non-GAAP measure, divided by estimated risk weighted assets (under fully phased-in-Basel III rules)